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                                                                     EXHIBIT 1.1

                  CONSECO FINANCE SECURITIZATIONS CORP., SELLER
                        CONSECO FINANCE CORP., SERVICER
               Certificates for Home Improvement Loans Conseco
                   Finance Home Improvement Loan Trust 2000-
                  [Class A-1, Class A-2, Class A-3, Class A-4,
                 Class A-5, Class M-1, Class M-2 and Class B-1]

                             UNDERWRITING AGREEMENT

                                                             _____________, 2000

[UNDERWRITER]

Ladies and Gentlemen:

         Conseco Finance Corp. (the "Company") is a Delaware corporation with its principal place of business in Saint Paul, Minnesota. Conseco Finance Securitizations Corp. (the "Seller") is a Minnesota corporation with its principal place of business in Saint Paul, Minnesota. The Company and the Seller, each as a Registrant, have filed a Registration Statement relating to the issuance and sale of Certificates for Home Improvement Loans (the "Certificates") to be issued by Conseco Finance Home Improvement Loan Trust 2000-___ (the "Trust"). The Trust will be created by the Seller pursuant to a Pooling and Servicing Agreement, dated as of _________________, 2000 (the "Pooling and Servicing Agreement") among the Company, as servicer, the Seller, as seller, and [NAME OF TRUSTEE], as trustee (the "Trustee"). The Trust property will consist of a pool of fixed-rate closed-end home improvement loans (the "Loans"), including the right to receive payments due on the Loans after the related Cut-off Date, together with liens on the related real estate, amounts held for the Trust in the certificate account and amounts held in any related pre-funding account or capitalized interest account. All of the Loans are secured by a lien on the related real estate.

         The Company and the Seller have duly authorized the issuance and sale of $[AMOUNT] (approximate) aggregate principal amount of the Certificates to be underwritten pursuant to this Agreement by [UNDERWRITER(s)] (the "Underwriter" or "you"). The class designations and principal amounts of the Certificates are set forth on Schedule I attached hereto. The Certificates are more fully described in a Registration Statement which the Company and the Seller have furnished to you. Capitalized terms used but not defined herein shall have the meanings given to them in the Pooling and Servicing Agreement.

         Prior to the offering of the Certificates, the Company, the Seller and the Underwriter will enter into an agreement (the "Terms Agreement"), which shall be substantially in the form of Exhibit A hereto, providing for the sale of the Certificates to, and the purchase and offering thereof by, the Underwriter. The Terms Agreement relating to the offering of the Certificates shall specify, among other things, the principal amount or amounts of the Certificates to be issued, the price or prices at which the
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Certificates are to be purchased by the Underwriter from the Company and the
Seller and the initial public offering price or prices or the method by which the price or prices at which such Certificates are to be sold will be determined. The Terms Agreement may take the form of an exchange of any standard form of written telecommunication between you, the Company and the Seller. The offering of the Certificates will be governed by this Agreement, as supplemented by the Terms Agreement, and this Agreement and such Terms Agreement shall inure to the benefit of and be binding upon the Underwriter.

         The Company and the Seller, each as a Registrant in the Registration Statement, have filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 No. 333-[NUMBER] (the "Registration Statement"), relating to the Certificates, and the offering thereof from time to time in accordance with Rule 415 under the Securities Act of 1933, as amended (the "1933 Act"), and have filed, and propose to file, such amendments thereto as may have been required to the date hereof pursuant to the 1933 Act and the rules of the Commission thereunder (the "Regulations"). The Company and the Seller propose to file with the Commission pursuant to Rule 424(b)(5) under the Regulations a supplement to the form of prospectus included in such Registration Statement, dated [DATE], 2000 (the "Prospectus Supplement") relating to the Certificates and the method of distribution thereof. Such Registration Statement, as amended, at the time when it became effective under the 1933 Act, and the prospectus relating to the sale of the Certificates by the Company and the Seller constituting a part thereof, each as from time to time amended or supplemented pursuant to the 1933 Act or otherwise, are referred to herein as the "Registration Statement" and the "Prospectus", respectively.

         SECTION 1. Representations and Warranties of the Company. The Company represents and warrants to the Underwriter as of the date hereof, as follows:

                  (a) The Registration Statement and the Prospectus, at the time the Registration Statement became effective, did, and does, comply in all material respects with the requirements of the 1933 Act and the Regulations. The Registration Statement, at the time it became effective, did not, and as of the Closing Date (as defined below) will not, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. The Prospectus, as amended or supplemented at the time the Registration Statement became effective, did not, and as amended or supplemented as of both the date hereof and the Closing Date (as defined below) will not, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall not apply to statements in, or omissions from, the Registration Statement or Prospectus made in reliance upon and in conformity with information furnished to the Company or the Seller in writing by the Underwriter expressly for use in the Registration Statement or Prospectus. The

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         Company acknowledges that the statements set forth in the first and second sentences of the third paragraph under the heading "Underwriting" in the Prospectus Supplement, constitute the only information furnished by the Underwriter or on behalf of the Underwriter for use in connection with the preparation of the Registration Statement or the Prospectus. The conditions to the use by the Company and the Seller of a registration statement on Form S-3 under the 1933 Act, as set forth in the General Instructions to Form S-3, have been satisfied with respect to the Registration Statement, as applicable, and the Prospectus, except that the Company makes no such representation regarding any Computational Materials (as defined herein) incorporated by reference therein except to the extent such Computational Materials accurately reflect or are accurately based upon the Company-Provided Information (as defined herein) and the Seller-Provided Information (as defined herein). There are no contracts or documents (not including Computational Materials) of the Company or the Seller which are required to be filed as exhibits to the Registration Statement pursuant to the 1933 Act or the Regulations which have not been so filed.

                  (b) The Company and the Seller have been duly incorporated and are validly existing as corporations in good standing under the laws of the States of Delaware and Minnesota, respectively, with corporate power and authority to own, lease and operate their properties and conduct their business as described in the Prospectus and to enter into and perform their obligations under this Agreement, the Pooling and Servicing Agreement and the Terms Agreement; and the Company and the Seller are duly qualified as foreign corporations to transact business and are in good standing in each jurisdiction in which the ownership or lease of their properties or the conduct of their business requires such qualification.

                  (c) Neither the Company nor the Seller is in violation of its respective certificate or articles of incorporation or by-laws or in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which either the Company or the Seller is a party or by which they or their properties may be bound, which default might result in any material adverse change in the financial condition, earnings, affairs or business of the Company or the Seller or which might materially and adversely affect the properties or assets thereof.

                  (d) The execution and delivery by the Company and the Seller of this Agreement, the Terms Agreement and the Pooling and Servicing Agreement are within the corporate power of the Company and the Seller and have been duly authorized by all necessary corporate action on the part of the Company and the Seller; and neither the issuance and sale of the Certificates to the Underwriter, nor the execution and delivery by the Company and the Seller of this Agreement and the Pooling and Servicing Agreement, nor the consummation by the Company or the Seller of the transactions therein contemplated, nor compliance by the Company or the Seller with the provisions hereof or thereof, will materially

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         conflict with or result in a material breach of, or constitute a material default under, any of the provisions of any law, governmental rule, regulation, judgment, decree or order binding on the Company or the Seller or the properties or the respective certificates or articles of incorporation or by-laws of the Company or the Seller, or any of the provisions of any indenture, mortgage, contract or other instrument to which the Company or the Seller is a party or by which they are bound or result in the creation or imposition of any lien, charge or encumbrance upon any of their property pursuant to the terms of any such indenture, mortgage, contract or other instrument.

                  (e) This Agreement has been, and the Terms Agreement when executed and delivered as contemplated hereby and thereby will have been, duly authorized, executed and delivered by the Company and the Seller, and each constitutes, or will constitute when so executed and delivered, a legal, valid and binding instrument enforceable against each of the Company and the Seller in accordance with its terms, subject (i) to applicable bankruptcy, reorganization, insolvency, moratorium or other similar laws affecting creditors' rights generally,
         (ii) as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law) and (iii) as to enforceability with respect to rights of indemnity thereunder, to limitations of public policy under applicable securities laws.

                  (f) The Pooling and Servicing Agreement when executed and delivered as contemplated hereby and thereby will have been duly authorized, executed and delivered by the Company and the Seller, and will constitute, when so executed and delivered, a legal, valid and binding instrument enforceable against each of the Company and the Seller in accordance with its terms, subject (i) to applicable bankruptcy, reorganization, insolvency, moratorium or other similar laws affecting creditors' rights generally and (ii) as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

                  (g) As of the Closing Date (as defined below), the Certificates will have been duly and validly authorized by the Company and the Seller, and, when executed and authenticated as specified in the Pooling and Servicing Agreement, will be validly issued and outstanding and will be entitled to the benefits of the Pooling and Servicing Agreement.

                  (h) No filing or registration with, notice to or consent, approval, authorization or order of any court or governmental authority or agency is required for the consummation by the Company or the Seller of the transactions contemplated by this Agreement, the Pooling and Servicing Agreement or the Terms Agreement, except such as may be required under the 1933 Act, the Regulations, or state securities or Blue Sky laws.

                  (i) The Company and the Seller each possess all material licenses, certificates, authorizations or permits issued by the appropriate state, federal or

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         foreign regulatory agencies or bodies necessary to conduct the business now operated by each of them and as described in the Prospectus and neither the Company nor the Seller has received any notice of proceedings relating to the revocation or modification of any such license, certificate, authority or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would materially and adversely affect the conduct of the business, operations, financial condition or income of the Company or the Seller.

                  (j) As of the Closing Date (as defined below), the Loans constituting a portion of the Trust will have been duly and validly assigned to the Trustee in accordance with the Pooling and Servicing Agreement; and when such assignment is effected, a duly and validly perfected transfer of all such Loans subject to no prior lien, mortgage, security interest, pledge, charge or other encumbrance created by the Company or the Seller will have occurred. At the time of the execution and delivery of each Subsequent Transfer Instrument (each, a "Subsequent Closing Date"), the Subsequent Loans described therein (the "Subsequent Loans") will have been duly and validly assigned to the Trustee in accordance with the Pooling and Servicing Agreement; and when such assignment is effected, a duly and validly perfected transfer of all such Subsequent Loans subject to no prior lien, mortgage, security interest, pledge, charge or other encumbrance created by the Company or the Seller will have occurred.

                  (k) As of the Closing Date (as defined below), each of the Loans will meet the eligibility criteria described in the Prospectus. As of the related Subsequent Closing Date, each of the Subsequent Loans will meet the eligibility criteria described in the Prospectus.

                  (l) Neither the Company, the Seller nor the Trust created by the Pooling and Servicing Agreement will be subject to registration as an "investment company" under the Investment Company Act of 1940, as amended (the "1940 Act").

                  (m) The Certificates, the Pooling and Servicing Agreement and the Terms Agreement conform in all material respects to the descriptions thereof contained in the Prospectus.

                  (n) At the Closing Date (as defined below), the Certificates shall have received the certificate rating or ratings specified in the Terms Agreement.

                  (o) At the Closing Date (as defined below) and each Subsequent Closing Date, each of the representations and warranties of the Company and the Seller set forth in the Pooling and Servicing Agreement will be true and correct.

                  (p) As of the Closing Date (as defined below), the Pooling and Servicing Agreement will have been duly authorized, executed and delivered by, and will constitute a legal, valid and binding obligation of, each of the Company and the Seller, enforceable against each of the Company

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         and the Seller in accordance with its terms, subject to applicable bankruptcy, reorganization, insolvency, moratorium or other similar laws affecting creditors' rights generally and, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

         Any certificate signed by an officer of the Company and delivered to the Underwriter or counsel for the Underwriter in connection with an offering of the Certificates shall be deemed, and shall state that it is, a representation and warranty as to the matters covered thereby to each person to whom the representations and warranties in this Section 1 are made.

         The Company believes the Underwriter is justified in relying on any of the representations, opinions and certificates made or furnished by the Company to the Underwriter or its counsel as described above.

         SECTION 2. Representations and Warranties of the Seller. The Seller represents and warrants to the Underwriter as of the date hereof, as follows:

                  (a) The Registration Statement and the Prospectus, at the time the Registration Statement became effective, did, and does, comply in all material respects with the requirements of the 1933 Act and the Regulations. The Registration Statement, at the time it became effective, did not, and as of the Closing Date (as defined below) will not, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. The Prospectus, as amended or supplemented at the time the Registration Statement became effective, did not, and as amended or supplemented as of both the date hereof and the Closing Date (as defined below) will not, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall not apply to statements in, or omissions from, the Registration Statement or Prospectus made in reliance upon and in conformity with information furnished to the Seller in writing by the Underwriter expressly for use in the Registration Statement or Prospectus. The Seller acknowledges that the statements set forth in the first and second sentences of the third paragraph under the heading "Underwriting" in the Prospectus Supplement, constitute the only information furnished by the Underwriter or on behalf of the Underwriter for use in connection with the preparation of the Registration Statement or the Prospectus. The conditions to the use by the Seller of a registration statement on Form S-3 under the 1933 Act, as set forth in the General Instructions to Form S-3, have been satisfied with respect to the Registration Statement, as applicable, and the Prospectus, except that the Seller makes no such representation regarding any Computational Materials (as defined herein) incorporated by reference therein.

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         There are no contracts or documents (not including Computational
         Materials) of the Seller which are required to be filed as exhibits to the Registration Statement pursuant to the 1933 Act or the Regulations which have not been so filed.

                  (b) The Seller has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Minnesota with corporate power and authority to own, lease and operate its properties and conduct its business as described in the Prospectus and to enter into and perform its obligations under this Agreement, the Pooling and Servicing Agreement and the Terms Agreement; and the Seller is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which the ownership or lease of its properties or the conduct of its business requires such qualification.

                  (c) The Seller is not in violation of its articles of incorporation or by-laws or in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which it is a party or by which it or its properties may be bound, which default might result in any material adverse change in the financial condition, earnings, affairs or business of the Seller or which might materially and adversely affect the properties or assets thereof.

                  (d) The execution and delivery by the Seller of this Agreement, the Terms Agreement and the Pooling and Servicing Agreement are within the corporate power of the Seller and have been duly authorized by all necessary corporate action on the part of the Seller; and neither the issuance and sale of the Certificates to the Underwriter, nor the execution and delivery by the Seller of this Agreement and the Pooling and Servicing Agreement, nor the consummation by the Seller of the transactions therein contemplated, nor compliance by the Seller with the provisions hereof or thereof, will materially conflict with or result in a material breach of, or constitute a material default under, any of the provisions of any law, governmental rule, regulation, judgment, decree or order binding on the Seller or its properties or the articles of incorporation or by-laws of the Seller, or any of the provisions of any indenture, mortgage, contract or other instrument to which the Seller is a party or by which it is bound or result in the creation or imposition of any lien, charge or encumbrance upon any of its property pursuant to the terms of any such indenture, mortgage, contract or other instrument.

                  (e) This Agreement has been, and the Terms Agreement when executed and delivered as contemplated hereby and thereby will have been, duly authorized, executed and delivered by the Company and the Seller, and each constitutes, or will constitute when so executed and delivered, a legal, valid and binding instrument enforceable against each of the Company and the Seller in accordance with its terms, subject (i) to applicable bankruptcy, reorganization, insolvency, moratorium or other similar laws affecting creditors' rights generally,
         (ii) as to enforceability, to general

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         principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law) and (iii) as to enforceability with respect to rights of indemnity thereunder, to limitations of public policy under applicable securities laws.

                  (f) The Pooling and Servicing Agreement when executed and delivered as contemplated hereby and thereby will have been duly authorized, executed and delivered by the Seller, and will constitute, when so executed and delivered, a legal, valid and binding instrument enforceable against the Seller in accordance with its terms, subject
         (i) to applicable bankruptcy, reorganization, insolvency, moratorium or other similar laws affecting creditors' rights generally and (ii) as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

                  (g) As of the Closing Date (as defined below), the Certificates have been duly and validly authorized by the Seller, and, when executed and authenticated as specified in the Pooling and Servicing Agreement, will be validly issued and outstanding and will be entitled to the benefits of the Pooling and Servicing Agreement.

                  (h) No filing or registration with, notice to or consent, approval, authorization or order of any court or governmental authority or agency is required for the consummation by the Seller of the transactions contemplated by this Agreement, the Pooling and Servicing Agreement or the Terms Agreement, except such as may be required under the 1933 Act, the Regulations, or state securities or Blue Sky laws.

                  (i) The Seller possesses all material licenses, certificates, authorizations or permits issued by the appropriate state, federal or foreign regulatory agencies or bodies necessary to conduct the business now operated by it and as described in the Prospectus and the Seller has received no notice of proceedings relating to the revocation or modification of any such license, certificate, authority or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would materially and adversely affect the conduct of the business, operations, financial condition or income of the Seller.

                  (j) As of the Closing Date (as defined below), the Loans constituting a portion of the Trust will have been duly and validly assigned to the Trustee in accordance with the Pooling and Servicing Agreement; and when such assignment is effected, a duly and validly perfected transfer of all such Loans subject to no prior lien, mortgage, security interest, pledge, charge or other encumbrance created by the Seller will have occurred. On the Subsequent Closing Date, the Subsequent Loans will have been duly and validly assigned to the Trustee in accordance with the Pooling and Servicing Agreement; and when such assignment is effected, a duly and validly perfected transfer of all such

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         Subsequent Loans subject to no prior lien, mortgage, security interest, pledge, charge or other encumbrance created by the Seller will have occurred.

                  (k) As of the Closing Date (as defined below), each of the Loans will meet the eligibility criteria described in the Prospectus. As of the related Subsequent Closing Date, each of the Subsequent Loans will meet the eligibility criteria described in the Prospectus.

                  (l) Neither the Seller nor the Trust created by the Pooling and Servicing Agreement will be subject to registration as an "investment company" under the 1940 Act.

                  (m) The Certificates, the Pooling and Servicing Agreement and the Terms Agreement conform in all material respects to the descriptions thereof contained in the Prospectus.

                  (n) At the Closing Date (as defined below), the Certificates shall have received the certificate rating or ratings specified in the Terms Agreement.

                  (o) At the Closing Date (as defined below) and each Subsequent Closing Date, each of the representations and warranties of the Seller set forth in the Pooling and Servicing Agreement will be true and correct.

                  (p) As of the Closing Date (as defined below), the Pooling and Servicing Agreement will have been duly authorized, executed and delivered by, and will constitute a legal, valid and binding obligation of, the Seller, enforceable against the Seller in accordance with its terms, subject to applicable bankruptcy, reorganization, insolvency, moratorium or other similar laws affecting creditors' rights generally and, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

         Any certificate signed by an officer of the Seller and delivered to the Underwriter or counsel for the Underwriter in connection with an offering of the Certificates shall be deemed, and shall state that it is, a representation and warranty as to the matters covered thereby to each person to whom the representations and warranties in this Section 2 are made.

         The Seller believes the Underwriter is justified in relying on any of the representations, opinions and certificates made or furnished by the Seller to the Underwriter or its counsel as described above.

         SECTION 3. Purchase and Sale. Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Company and the Seller agree to sell to the Underwriter, and the Underwriter agree to purchase from the Company and the Seller, the Certificates pursuant to the terms set forth in the Terms Agreement.

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         Payment of the purchase price for, and delivery of, the Certificates to be purchased by the Underwriter shall be made at the office of [PLACE AND
ADDRESS OF CLOSING], Minneapolis, Minnesota 55402, or at such other place as shall be agreed upon by you, the Company and the Seller, at such time and date as shall be agreed upon by you, the Company and the Seller in the Terms
Agreement (such time and date being referred to as the "Closing Date"). Unless otherwise specified in the Terms Agreement, payment shall be made to the Seller in immediately available Federal funds wired to such bank as may be designated by the Seller. Such Certificates shall be in such denominations and registered in such names as the Underwriter may request in writing at least two (2) business days prior to the Closing Date. Such Certificates, which may be in temporary form, will be made available for examination and packaging by the Underwriter no later than 12:00 noon on the first business day prior to the Closing Date.

         SECTION 4. Covenants of the Company and the Seller. Each of the Company and the Seller covenants with the Underwriter as follows:

                  (a) The Company and the Seller will prepare the Prospectus Supplement setting forth the principal amount of the Certificates covered thereby, the price or prices at which the Certificates are to be purchased by the Underwriter from the Trust, either the initial public offering price or prices or the method by which the price or prices by which the Certificates are to be sold will be determined, the selling concession(s) and reallowance(s), if any, any delayed delivery arrangements, and such other information as the Underwriter, the Company and the Seller deem appropriate in connection with the offering of the Certificates. The Seller will promptly transmit copies of the Prospectus Supplement to the Commission for filing pursuant to Rule 424 under the 1933 Act and will furnish to the Underwriter as many copies of the Prospectus and such Prospectus Supplement, each Additional Transfer Filing (as defined herein) and each Subsequent Transfer Filing (as defined herein) as the Underwriter shall reasonably request.

                  (b) If, at any time when the Prospectus is required by the 1933 Act to be delivered in connection with sales of the Certificates by the Underwriter, any event shall occur or condition exist as a result of which it is necessary, in the opinion of your counsel, counsel for the Company and the Seller, or otherwise, to further amend or supplement the Prospectus in order that the Prospectus will not include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of circumstances existing at the time it is delivered to a purchaser, not misleading or if it shall be necessary, in the opinion of any such counsel or otherwise, at any such time to amend or supplement the Registration Statement or the Prospectus in order to comply with the requirements of the 1933 Act or the Regulations thereunder, the Company and the Seller will promptly prepare and file with the Commission such amendment or supplement as may be necessary to correct such untrue statement or omission or to make the Registration Statement comply with such requirements, and within two (2) business days will furnish to the Underwriter as many copies of the

         Prospectus, as so amended or supplemented, as the Underwriter shall reasonably request. Neither the Underwriter's consent to, or such Underwriter's delivery of, any such amendment or supplement shall constitute a waiver of the conditions set forth in Section 5 hereof.

                  (c) The Company or the Seller, as applicable, will give the Underwriter reasonable notice of its intention to file any amendment to the Registration Statement or any amendment or supplement to the Prospectus, whether pursuant to the 1933 Act or otherwise, will furnish the Underwriter with copies of any such amendment or supplement or other documents proposed to be filed a reasonable time in advance of filing, and will not file any such amendment or supplement or other documents in a form to which the Underwriter or its counsel shall object.

                  (d) The Company or the Seller will notify the Underwriter immediately, and confirm the notice in writing, (i) of the effectiveness of any amendment to the Registration Statement, (ii) of the mailing or the delivery to the Commission for filing of any supplement to the Prospectus or any document other than quarterly and annual reports to be filed pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"), (iii) of the receipt of any comments from the Commission with respect to the Registration Statement, the Prospectus or any Prospectus Supplement, (iv) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for additional information, and (v) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose. The Company and the Seller will make every reasonable effort to prevent the issuance of any such stop order and, if any such stop order is issued, to obtain the lifting thereof at the earliest possible moment.

                  (e) The Seller will deliver to the Underwriter as many signed and as many conformed copies of the Registration Statement and of each amendment thereto (including exhibits filed therewith or incorporated by reference therein and documents incorporated by reference in the Prospectus) as the Underwriter may reasonably request.

                  (f) The Company and the Seller will endeavor, in cooperation with the Underwriter, to qualify the Certificates for offering and sale under the applicable securities laws of such states and other jurisdictions of the United States as you may designate, and will maintain or cause to be maintained such qualifications in effect for as long as may be required for the distribution of the Certificates. The Company and the Seller will file or cause the filing of such statements and reports as may be required by the laws of each jurisdiction in which the Certificates have been qualified as above provided.

                  (g) The Seller will prepare, or cause to be prepared, and file, or cause to be filed, a timely election to treat the Trust as one or more real estate mortgage investment conduits (a "REMIC") for federal income tax purposes and will file, or cause to be filed, such tax returns and take such actions, all on a timely basis, as are required to elect and maintain such status.

                  (h) Neither the Company nor the Seller will, without the prior written consent of the Underwriter, publicly offer or sell or contract to publicly sell home improvement loan pass-through certificates or home improvement loan pass-through notes or similar securities representing interests in or secured by other home improvement loan related assets for a period of thirty (30) days from the date hereof.

                  (i) The Seller will file with the Commission within fifteen days of the issuance of the Certificates a current report on Form 8-K setting forth specific information concerning the Certificates and the Loans to the extent that such information is not set forth in the Prospectus. The Seller will also file with the Commission a current report on Form 8-K setting forth all Computational Materials, ABS Term Sheets and Collateral Term Sheets (as such terms are defined herein) provided to the Company or the Seller by any Underwriter within the applicable time periods allotted for such filing pursuant to the No-Action Letters.

                  (j) In connection with any Computational Materials, ABS Term Sheets or Collateral Term Sheets provided by the Underwriter pursuant to Section 6, the Company and the Seller must receive a letter from [ACCOUNTANT], certified public accountants, satisfactory in form and substance to the Company and the Seller, to the effect that such accountants have performed certain specified procedures, all of which have been agreed to by the Company and the Seller, as a result of which they have determined that the information included in the Computational Materials, ABS Term Sheets or Collateral Term Sheets (if any), provided by the Underwriter(s) to the Company or the Seller for filing on Form 8-K pursuant to Section 6 and subsection (i), is accurate except as to such matters that are not deemed by the Company or the Seller to be material. The foregoing letter shall be obtained at the expense of the Company and the Seller.

                  (k) In the event that the Underwriter must prepare corrected Computational Materials, ABS Term Sheets or Collateral Term Sheets pursuant to Section 6(b)(4), the Seller shall file any corrected Computational Materials, ABS Term Sheets or Collateral Term Sheets no later than two business days following receipt thereof.

                  (l) The Seller will file with the Commission a Current Report on Form 8-K within fifteen days of each purchase of Subsequent Loans by the Trust (the "Subsequent Transfer Filing"). On or before the final purchase of Subsequent Loans by the Trust and the expiration of the Pre-Funding Period, the Company and the Seller must receive a letter from [ACCOUNTANT], certified public accountants, satisfactory in form and substance to the Company, the Seller and the Underwriter, to the effect that such accountants have performed certain specified procedures, all of which have been agreed to by the Company and the Seller, as a result of which they have determined, having examined in accordance with such agreed upon procedures, that (i) the information included in such filing is accurate except as to such matters that are not deemed by the Company, the Seller and the Underwriter to be material and (ii) the Subsequent Loans conform to the related requirements described in the Prospectus. The foregoing letter shall be at the expense of the Seller.

                  (m) On or prior to each Subsequent Closing Date, the Company and the Seller shall deliver to the Underwriter, or cause the delivery of, the opinions and officer's certificates, substantially in the form of the items listed in Sections 5 (b), (c), (d), (e) and (f) hereof, each dated the Subsequent Closing Date, with such conforming changes thereto as the Underwriter may reasonably request.

         SECTION 5. Conditions of the Underwriter's Obligations. The obligations of the Underwriter to purchase the Certificates pursuant to the Terms Agreement are subject to the accuracy of the representations and warranties on the part of the Company and the Seller herein contained, to the accuracy of the statements of the Company's and the Seller's officers made pursuant hereto, to the performance by the Company and the Seller of all of their obligations hereunder and to the following conditions:

                  (a) At the Closing Date (i) no stop order suspending the effectiveness of the Registration Statement shall have been issued or proceedings therefor initiated or threatened by the Commission, (ii) the Certificates shall have received the rating or ratings specified in the Terms Agreement, and (iii) there shall not have come to the attention of the Underwriter any facts that would cause the Underwriter to believe that the Prospectus, together with the Prospectus Supplement at the time it was required to be delivered to a purchaser of the Certificates, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances existing at such time, not misleading.

                  (b) At the Closing Date the Underwriter shall have received:

                           (1) The favorable opinion, dated as of the Closing
                  Date, of [COUNSEL], special and general counsel for the Company, as servicer of the Loans, and for the Seller, as Seller of the Loans, in form and substance satisfactory to the Underwriter, to the effect that:

                           (i) The Company and the Seller are each corporations
                  duly incorporated, validly existing and in good standing under the laws of the States of Delaware and Minnesota, respectively, each with corporate power to execute, deliver and perform its obligations under the Pooling and Servicing Agreement, this Agreement and the Certificates.

                           (ii) The Pooling and Servicing Agreement, this
                  Agreement and the Registration Statement have each been duly authorized by all requisite corporate action and duly executed and delivered by the Company and the Seller, and constitute the valid and binding obligations of the Company and the Seller enforceable in accordance with their terms. The Certificates have been duly authorized by all requisite corporate action and, when duly and validly executed by the Trustee in accordance with the Pooling and Servicing Agreement, will be validly issued and outstanding and entitled to the benefits of the Pooling and Servicing Agreement. The participants to whose accounts The Depository Trust Company has credited the Certificates have acquired all the Trust's rights in the Certificates free of any adverse claim, assuming that such participants purchased the Certificates for value and without notice of any adverse claim.

                           (iii) No consent, approval, authorization or order of
                  any state or federal court or governmental agency or body is required to be obtained by the Company or the Seller for the consummation of the transactions contemplated by the Pooling and Servicing Agreement or this Agreement, except such as may be required under federal or state securities laws in connection with the distribution of the Certificates by the Underwriter pursuant to this Agreement.

                           (iv) The Pooling and Servicing Agreement is not
                  required to be qualified under the Trust Indenture Act of 1939, as now in effect. The Trust created by the Pooling and Servicing Agreement is not, and will not as a result of the offer and sale of the Certificates as contemplated in the Prospectus and in this Agreement become, an "investment company" or "under the control of an investment company" as such terms are defined in the 1940 Act.

                           (v) The statements in the Prospectus Supplement under
                  the caption "Description of the Certificates", insofar as such statements purport to summarize certain terms of the Certificates and the Pooling and Servicing Agreement, conform in all material respects with such documents. The statements in the Prospectus under the headings "Legal Aspects of the Loans; Repurchase Obligations", "Federal Income Tax Consequences", and "ERISA Considerations", to the extent that they constitute matters of law or legal conclusions, are correct in all material respects.

                           (vi) Neither the transfer of the Loans to the Trustee
                  acting on behalf of the Trust, nor the issuance or sale of the Certificates, nor the execution and delivery of the Pooling and Servicing Agreement or this

                  Agreement, nor the consummation of any other of the transactions contemplated in the Pooling and Servicing Agreement or this Agreement, nor the fulfillment of the terms of the Certificates, the Pooling and Servicing Agreement or this Agreement by the Company or the Seller will conflict with, or result in a breach, violation or acceleration of, or constitute a default under, any term or provision of the Certificate of Incorporation or By-laws of the Company or the Seller or of any indenture or other agreement or instrument known to us to which the Company or the Seller is a party or by which it is bound, or result in a violation of, or contravene the terms of any statute, order or regulation, applicable to the Company or the Seller, of any court, regulatory body, administrative agency or governmental body having jurisdiction over it.

                           (vii) There are no actions or proceedings or, to the
                  best of such counsel's knowledge, actions, proceedings or investigations pending or overtly threatened against the Company or the Seller before any court, administrative agency or other tribunal (A) asserting the invalidity of this Agreement, the Pooling and Servicing Agreement, the Certificates, the hazard or flood insurance policies applicable to any Loans or the Errors and Omissions Protection Policy, (B) seeking to prevent the issuance of the Certificates or the consummation of any of the transactions contemplated by this Agreement or the Pooling and Servicing Agreement, (C) which is likely materially and adversely to affect the performance by the Company or the Seller of their obligations under, or the validity or enforceability of, this Agreement, the Pooling and Servicing Agreement or the Certificates, or (D) seeking adversely to affect the federal income tax attributes of the Certificates described in the Prospectus Supplement under the heading "Federal Income Tax Consequences".

                           (viii) The transfer of the Loans from the Company to
                  the Seller in accordance with Section 2.1 of the Transfer Agreement would not be avoidable as a preferential transfer under Section 547 of the United States Bankruptcy Code (11 U.S.C. ss.547), as in effect on the date hereof, in the event that the Seller became a debtor under the United States Bankruptcy Code.

                           (ix) Pursuant to the Transfer Agreement, the Company
                  has transferred to the Seller all of the Company's right, title and interest in the Loans, free and clear of any and all other assignments, encumbrances, options, rights, claims, liens or security interests (except tax or possessory liens) that may affect the right of the Seller in and to such Loans, and has delivered the Loan Files to the Trustee on behalf of the Seller, or its custodian. No filing or other action, other than the filing of a financing statement on Form UCC-1 with the Secretary of State of the State of Minnesota, and the filing of continuation statements as required by Section 4.01 of the Pooling and Servicing Agreement, is necessary to perfect as against third parties the assignment of the Loans from the Company to the Seller.

                           Pursuant to the Pooling and Servicing Agreement, the
                  Seller has transferred to the Trustee, acting on behalf of the Trust, all of the Seller's right, title and interest in the Loans, free and clear of any and all other assignments, encumbrances, options, rights, claims, liens or security interests (except tax or possessory liens) that may affect the right of the Trustee in and to such Loans, and has delivered the Loan Files to the Trustee or its custodian. No filing or other action, other than the filing of a financing statement on Form UCC-1 with the Secretary of State of the State of Minnesota, and the filing of continuation statements as required by Section 4.01 of the Pooling and Servicing Agreement, is necessary to perfect as against third parties the assignment of the Loans from the Seller to the Trust.

                           (x) The Registration Statement has been declared
                  effective under the 1933 Act and no stop orders suspending the effectiveness of the Registration Statement have been issued under the 1933 Act nor, to the best of such counsel's knowledge, have proceedings therefor been initiated or threatened by the Commission.

                           (xi) The Registration Statement and the Prospectus
                  (other than the financial statements and other financial, statistical and numerical information included therein or, in the case of Computational Materials, incorporated therein by reference, as to which such counsel need express no opinion), as of their respective effective or issue dates, complied as to form in all material respects with the requirements of the 1933 Act and the Regulations thereunder.

                           (xii) The conditions to the use by the Company and
                  the Seller of a registration statement on Form S-3 under the 1933 Act, as set forth in the General Instructions to Form S-3, have been satisfied with respect to the Registration Statement and the Prospectus, except that such counsel need express no opinion regarding any Computational Materials incorporated by reference therein. To the best of such counsel's knowledge, there are no contracts or documents (not including Computational Materials) of the Company or of the Seller which are required to be filed as exhibits to the Registration Statement pursuant to the 1933 Act or the Regulations thereunder which have not been so filed or incorporated by reference.

                           (xiii) For Federal income tax purposes, assuming that
                  the Company, the Seller and the Trustee at all times comply with the requirements of the Pooling and Servicing Agreement, including, without limitation, the requirement that a proper election to be taxed as a REMIC is made in accordance with the Pooling and Servicing Agreement and the

                  Internal Revenue Code of 1986, as amended (the "Code"), and that the certificates representing interests in the Trust will be issued as described in the Certificates, the Trust created pursuant to the Pooling and Servicing Agreement will qualify as one or more REMICs under the Code and under the REMIC Regulations, and the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class M-1, Class M-2, Class B-1 and Class B-2 Certificates will evidence ownership of the "regular interests" and the Class C Certificate will evidence ownership of the single class of "residual interests" in such REMIC.

                           (xiv) For Minnesota income tax purposes, the Trust
                  will not be subject to tax and the income of the Trust will be taxable to the holders of interests therein, all in accordance with the provisions of the Code concerning REMICs as amended. Moreover, ownership of Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class M-1, Class M-2 and Class B-1 Certificates will not be a factor in determining whether such owner is subject to Minnesota income taxes. Therefore, if the owner of Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class M-1, Class M-2 and Class B-1 Certificates is not otherwise subject to Minnesota income or franchise taxes in the State of Minnesota, such owner will not become subject to such Minnesota taxes solely by virtue of owning Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class M-1, Class M-2 and Class B-1 Certificates.

                           Such counsel shall deliver to the Underwriter such
                  additional opinions addressing the transfer by the Company to the Seller, and by the Seller to the Trustee, of its right, title and interest in and to the Loans and other property included in the Trust on the Closing Date as may be required by each Rating Agency rating the Certificates.

                           Such counsel shall state that it has participated in
                  the conferences with officers and other representatives of the Company and the Seller, counsel for the Underwriter, representatives of the independent accountants for the Company, the Seller and the Underwriter at which the contents of the Registration Statement and the Prospectus were discussed and, although such counsel is not passing upon, and does not assume responsibility for, the factual accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus (except as stated in paragraphs (xi) and (xii) above) and has made no independent check or verification thereof for the purpose of rendering this opinion, on the basis of the foregoing (relying as to materiality to a large extent upon the certificates of officers and other representatives of the Company and the Seller), nothing has come to their attention that leads such counsel to believe that the Registration Statement, when it became effective, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Registration Statement and the Prospectus on the Closing Date contained, and the Prospectus as of its date and as of the date of such opinion contains, any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that such counsel need express no view with respect to the financial statements, schedules and other financial, statistical and numerical data included in or incorporated by reference into the Registration Statement or the Prospectus.

                           Said counsel may state that they are admitted to
                  practice only in the State of Minnesota, that any such opinion is limited to the laws of the State of Minnesota, the Delaware General Corporation law and the federal laws of the United States of America, that they are not admitted to the Bar in any other State and are not experts in the law of any other State (other than Delaware General Corporation law) and to the extent that the foregoing opinions concern the laws of any other State such counsel may rely upon the opinion of counsel satisfactory to the Underwriter and admitted to practice in such jurisdiction. Any opinions relied upon by such counsel as aforesaid shall be addressed to the Underwriter and shall be delivered together with the opinion of such counsel, which shall state that such counsel believes that their reliance thereon is justified.

                           (2) The favorable opinion of counsel to the Trustee,
                  dated as of the Closing Date, addressed to the Underwriter and in form and scope satisfactory to its counsel, to the effect that:

                           (i) The Trustee has duly authorized, executed and
                  delivered the Pooling and Servicing Agreement.

                           (ii) The Trustee has full power and authority to
                  execute and deliver the Pooling and Servicing Agreement and to perform its obligations thereunder.

                           (iii) To the best of such counsel's knowledge, there
                  are no actions, proceedings or investigations pending or threatened against or affecting the Trustee before or by any court, arbitrator, administrative agency or other governmental authority which, if adversely decided, would materially and adversely affect the ability of the Trustee to carry out the transactions contemplated in the Pooling and Servicing Agreement.

                           (iv) No consent, approval or authorization of, or
                  registration, declaration or filing with, any court or governmental agency or body of the jurisdiction of incorporation of the Trustee is required for the execution, delivery or performance by the Trustee of the Pooling and Servicing Agreement.

                           In rendering such opinion, such counsel may rely, as
                  to matters of fact, to the extent deemed proper and stated therein, on certificates of responsible officers of the Trustee or public officials.

                           (3) To the extent specified in the Terms Agreement,
                  if any of the Loans constituting a portion of the Trust have been or are being purchased by the Company or the Seller from a third party, the favorable opinion of counsel to such third party, dated as of the Closing Date, addressed to the Underwriter and in form and scope satisfactory to its counsel to the effect that such third party has effectively conveyed to the Company or the Seller, as the case may be, all of its right, title and interest in and to such Loans as of the Closing Date, and upon the occurrence of any proceedings with respect to such third party under the federal or state bankruptcy, insolvency or similar law, or the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of such third party or of any substantial part of its property or the making by such third party of an assignment for the benefit of creditors, such Loans would not be deemed to be part of the assets of such third party.

                           (4) The favorable opinion or opinions, dated as of
                  the Closing Date, of counsel for the Underwriter with respect to the issue and sale of the Certificates, the Registration Statement, this Agreement, the Prospectus, the Prospectus Supplement and other related matters as the Underwriter may require.

                  (c) On the Closing Date the Underwriter shall have received a certificate of the President or a Vice President of the Company, dated as of the Closing Date, to the effect that (i) the representations and warranties of the Company contained in Section 1 are true and correct with the same force and effect as though such representations and warranties were made as of the Closing Date, (ii) no stop order suspending the effectiveness of the Registration Statement shall have been issued or proceedings therefor initiated or threatened by the Commission, and (iii) there has not been any material adverse change in the general affairs, management, or results of operation of the Company, other than as set forth in the Prospectus or the Prospectus Supplement at the Closing Date.

                  (d) On the Closing Date the Underwriter shall have received a certificate of the President or a Vice President of the Seller, dated as of the Closing Date, to the effect that (i) the representations and warranties of the Seller contained in Section 2 are true and correct with the same force and effect as though such representations and warranties were made as of the Closing Date, (ii) no stop order suspending the effectiveness of the Registration Statement shall have been issued or proceedings therefor initiated or threatened by the Commission, and (iii) there has not been any material adverse change in the general affairs, management, or results of operation of the Seller, other than as set forth in the Prospectus or the Prospectus Supplement at the Closing Date, and any other certificate of an officer of the Company or Conseco, Inc. as the Underwriter reasonably requests.

                  (e) The Underwriter shall have received from [ACCOUNTANT], or other independent certified public accountants acceptable to the Underwriter, a letter, dated as of the Closing Date, delivered at such time, in the form heretofore agreed to.

                  (f) On the Closing Date the Underwriter shall have received, addressed to the Underwriter, any additional opinions delivered by counsel pursuant to the request of each Rating Agency rating the Certificates.

                  (g) On the Closing Date, counsel for the Underwriter shall have been furnished with such documents and opinions as they reasonably may require for the purpose of enabling them to pass upon the issuance and sale of the Certificates as herein contemplated and related proceedings or in order to evidence the accuracy and completeness of any of the representations and warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Company and the Seller in connection with the issuance and sale of the Certificates as herein contemplated shall be satisfactory in form and substance to the Underwriter and its counsel.

         If any condition specified in this Section shall not have been fulfilled when and as required to be fulfilled, the Terms Agreement may be terminated by the Underwriter by notice to the Company and the Seller at any time at or prior to the Closing Date, and such termination shall be without liability of any party to any other party except as provided in Section 8.

         SECTION 6. Offering by Underwriter; Investor Information.

                  (a) It is understood that the Underwriter agree that they shall offer and sell the Certificates listed on Schedule I hereto that are not rated in the top three categories exclusively to institutional investors qualifying as "accredited investors" under Rule 501(a)(1)-(3) of Regulation D promulgated by the Securities and Exchange Commission under the 1933 Act, savings and loan associations, registered broker-dealers, or corporations having total assets in excess of $5,000,000.

                  (b) The Underwriter may prepare and provide to prospective investors certain Computational Materials, ABS Term Sheets or Collateral Term Sheets in connection with its offering of the Certificates, subject to the following conditions:

                           (1) The Underwriter shall comply with the
                  requirements of the No-Action Letter of May 20, 1994 issued by the Commission to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation, as made applicable to other issuers and Underwriter by the Commission in response to the request of the Public Securities Association dated May 24, 1994 (collectively, the "Kidder/PSA Letter"), and the requirements of the No-Action Letter of February 17, 1995 issued by the Commission to the Public Securities Association (the "PSA Letter" and, together with the Kidder/PSA Letter, the "No-Action Letters").

                           (2) For purposes hereof, "Computational Materials"
                  shall have the meaning given such term in the No-Action Letters, but shall include only those Computational Materials that have been prepared or delivered to prospective investors by any Underwriter. For purposes hereof, "ABS Term Sheets" and "Collateral Term Sheets" shall have the meanings given such terms in the PSA Letter but shall include only those ABS Term Sheets or Collateral Term Sheets that have been prepared or delivered to prospective investors by any Underwriter.

                           (3) The Underwriter shall provide to the Company any
                  Computational Materials, ABS Term Sheets or Collateral Term Sheets which are provided to investors by it no later than the date preceding the date such Computational Materials, ABS Term Sheets or Collateral Term Sheets are required to be filed pursuant to the applicable No-Action Letters. The Underwriter may provide copies of the foregoing in a consolidated or aggregated form including all information required to be filed.

                           (4) In the event that the Company, the Seller or any
                  Underwriter discovers an error in the Computational Materials, ABS Term Sheets or Collateral Term Sheets, the Underwriter that prepared such material shall prepare corrected Computational Materials, ABS Term Sheets or Collateral Term Sheets, as applicable, and deliver them to the Seller for filing pursuant to Section 4(k).

         SECTION 7. Payment of Expenses. The Company will pay all expenses incident to the performance of the Company's and the Seller's obligations under this Agreement, including without limitation those related to (i) the filing of the Registration Statement and all amendments thereto, (ii) the printing and delivery to the Underwriter, in such quantities as they may reasonably request, of copies of this Agreement, the Terms Agreement, and the Underwriter' questionnaires, if any, and powers of attorney, (iii) the preparation, issuance and delivery of the Certificates to the Underwriter, (iv) the fees and disbursements of the Company's and the Seller's counsel and accountants, (v) the qualification of the Certificates under securities and Blue Sky laws and the determination of the eligibility of the Certificates for investment in accordance with the provisions of

Section 4(f), including filing fees, and the fees and disbursements of counsel for the Underwriter in connection therewith and in connection with the preparation of any Blue Sky Survey and Legal Investment Survey, (vi) the printing and delivery to the Underwriter, in such quantities as they may reasonably request, of copies of the Registration Statement and Prospectus and all amendments and supplements thereto, and of any Blue Sky Survey and Legal Investment Survey, (vii) the printing and delivery to the Underwriter, in such quantities as they may reasonably request, of copies of the Pooling and Servicing Agreement, (viii) the fees charged by investment rating agencies for rating the Certificates, (ix) the fees and expenses incurred in connection with the listing of the Certificates on any national securities exchange, (x) the fees and expenses incurred with respect to the National Association of Securities Dealers, Inc., including the fees and disbursements of counsel for the Underwriter in connection therewith and (xi) the fees and expenses of the Trustee and its counsel.

         If the Terms Agreement is terminated by the Underwriter in accordance with the provisions of Section 5 or Section 11(i) hereof, the Company shall reimburse you for all reasonable out-of-pocket expenses, including the reasonable fees and disbursements of your counsel.

         SECTION 8. Indemnification.

                  (a) Each of the Company and the Seller, jointly and severally, agrees to indemnify and hold harmless the Underwriter and each person, if any, who controls the Underwriter within the meaning of Section 15 of the 1933 Act as follows:

                           (i) against any and all loss, liability, claim,
                  damage and expense whatsoever, as incurred (x) arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or (y) arising out of any untrue statement or alleged untrue statement of a material fact contained in the Prospectus (or any amendment or supplement thereto) or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, unless such untrue statement or omission or alleged untrue statement or omission was made in reliance upon and in conformity with written information furnished to the Company and the Seller by the Underwriter expressly for use in the Registration Statement (or any amendment thereto) or the Prospectus (or any amendment or supplement thereto);

                           (ii) against any and all loss, liability, claim,
                  damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Computational

                  Materials, ABS Term Sheets or Collateral Term Sheets distributed by any Underwriter; unless such untrue statement or alleged untrue statement of a material fact was made in reliance upon and in conformity with Derived Information provided by the Underwriter expressly for use in the Computational Materials, the ABS Term Sheets or the Collateral Term Sheets and the untrue statement or alleged untrue statement did not derive from an inaccuracy in the Company-Provided Information or the Seller-Provided Information used in the preparation of such Computational Materials, ABS Term Sheets or Collateral Term Sheets;

                           (iii) against any and all loss, liability, claim,
                  damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, if such settlement is effected with the written consent of the Company or the Seller; and

                           (iv) against any and all expense whatsoever
                  (including the fees and disbursements of counsel chosen by the Underwriter), reasonably incurred in investigating, preparing or defending against any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, to the extent that any such expense is not paid under (i), (ii) or (iii) above.

                  This indemnity agreement will be in addition to any liability which the Company and the Seller may otherwise have. Insofar as this indemnity may permit indemnification for liabilities under the 1933 Act of any person who is a partner of the Underwriter entitled to indemnity hereby or who controls the Underwriter within the meaning of Section 15 of the 1933 Act and who, at the date of this Agreement, is a director, officer or controlling person of the Company or the Seller, such indemnity agreement is subject to the undertaking of the Company in the Registration Statement.

                  (b) The Underwriter agrees to indemnify and hold harmless the Company, each of the Company's directors, each of the Company's officers who signed the Registration Statement, the Seller, each of the Seller's directors, each of the Seller's officers who signed the Registration Statement, and each person, if any, who controls the Company and the Seller within the meaning of Section 15 of the 1933 Act as follows:

                           (i) against any and all loss, liability, claim,
                  damage and expense described in the indemnity contained in subsection (a) of this Section, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the

                  Registration Statement (or any amendment thereto) or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Company or the Seller by the Underwriter expressly for use in the Registration Statement (or any amendment thereto) or the Prospectus (or any amendment or supplement thereto); and

                           (ii) against any and all loss, liability, claim,
                  damage and expense described in the indemnity contained in subsection (a) of this Section, as incurred, but only with respect to untrue statements or alleged untrue statements made in the Computational Materials, Collateral Term Sheets or ABS Term Sheets furnished by the Underwriter to the extent that such untrue statement or alleged untrue statement of a material fact was made in reliance upon and in conformity with Derived Information provided by it expressly for use in the Computational Materials, the ABS Term Sheets or the Collateral Term Sheets and the untrue statements or alleged untrue statements were not derived from any inaccuracy in the Company-Provided Information or the Seller-Provided Information used in the preparation of such Computational Materials, ABS Term Sheets or Collateral Term Sheets.

                  This indemnity agreement will be in addition to any liability which the Underwriter may otherwise have.

                  (c) Each indemnified party shall give prompt notice to each indemnifying party of any action commenced against it with respect to which indemnity may be sought hereunder but failure to so notify an indemnifying party shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. An indemnifying party may participate at its own expense in the defense of such action. In no event shall the indemnifying parties be liable for the fees and expenses of more than one counsel (in addition to any local counsel) for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances.

                  In case any action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party may participate at its own expense in the defense of any such action, and to the extent that it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from the indemnified party to assume the defense thereof, with counsel satisfactory to such indemnified party. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them or (iii) the indemnifying party shall have failed to provide counsel within a reasonable amount of time. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. Unless it shall assume the defense of any proceeding, an indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party shall indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. If an indemnifying party assumes the defense of any proceeding, it shall be entitled to settle such proceeding with the consent of the indemnified party or, if such settlement (i) provides for release of the indemnified party in connection with all matters relating to the proceeding that have been asserted against the indemnified party in such proceeding by the other parties to such settlement and (ii) does not include a statement as to, or an admission of, fault, culpability or a failure to act by or on behalf of an indemnified party, then without the consent of the indemnified party.

         If, but only if, all Company-Provided Information and all Seller-Provided Information is accurate and complete in all material respects, the references to "written information furnished to the Company" in Sections 8(a) and 8(b) of this Agreement shall be deemed to include any Derived Information contained in a Form 8-K relating to the Certificates filed by the Seller with the Commission. For purposes of this Section, the term "Derived Information" means such portion, if any, of the information furnished to the Company or the Seller by any Underwriter and contained in any Form 8-K relating to the Certificates filed by the Seller with the Commission as:

                  (1) is not also contained in the Prospectus or the Prospectus Supplement without taking into account information incorporated therein by reference; and

                  (2) does not constitute Company-Provided Information or Seller-Provided Information.

"Company-Provided Information" means the information set forth under the heading "The Loans" in the Prospectus Supplement and any computer tape or other information furnished to any Underwriter by or on behalf of the Company concerning the assets of the Trust. The "Seller-Provided Information" means the information set forth under the heading "The Loans" in the Prospectus Supplement and any computer tape or other information furnished to any Underwriter by or on behalf of the Seller concerning the assets of the Trust.

         SECTION 9. Contribution. In order to provide for just and equitable contribution in circumstances in which the indemnity agreement provided for in
Section 8 hereof is for any reason held to be unenforceable by the indemnified parties although applicable in accordance with its terms, the Company and the Seller on the one hand and the Underwriter on the other shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by said indemnity agreement incurred by the Company, the Seller and the Underwriter (i) in such proportion as shall be appropriate to reflect the relative benefit received by the Underwriter, as represented by the percentage that the underwriting discount or discounts on the cover of the Prospectus Supplement bears to the initial public offering price or prices as set forth thereon, and the Company and the Seller shall be responsible for the balance or
(ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the benefit referred to in clause (i) above but also the relative fault of the Company and the Seller on the one hand and the Underwriter on the other with respect to statements or omissions which resulted in such loss, claims, damage or liability, or action in respect thereof, as well as any omissions relevant equitable considerations; provided, however, that no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation and, provided further, you shall not be required to contribute any amount in excess of the amount by which the total price of the Certificates purchased by you pursuant to the Terms Agreement exceeds the amount of any damages which you have otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. For purposes of this Section, each person, if any, who controls the Underwriter within the meaning of Section 15 of the 1933 Act shall have the same rights to contribution as the Underwriter and each director of the Company and the Seller, each officer of the Company and the Seller who signed the Registration Statement, and each person, if any, who controls the Company and the Seller within the meaning of
Section 15 of the 1933 Act shall have the same rights to contribution as the Company and the Seller.

         SECTION 10. Representations, Warranties and Agreements to Survive Delivery. All representations, warranties and agreements contained in this Agreement, or contained in certificates of officers of the Company or of the Seller submitted pursuant hereto, shall remain operative and in full force and effect, regardless of any termination of this Agreement, or any investigation made by or on behalf of each Underwriter or controlling person thereof, or by or on behalf of the Company and the Seller and shall survive delivery of any Certificates to the Underwriter.

         SECTION 11. Termination of Agreement. This Agreement may be terminated for any reason at any time by either the Company, the Seller or you upon the giving of thirty (30) days' written notice of such termination to the other party hereto. The Underwriter may also terminate the Terms Agreement, immediately upon notice to the Company and the Seller, at any time at or prior to the Closing Date (i) if there has been, since the date of the Terms Agreement or since the respective dates as of which information is given in the Registration Statement or Prospectus any change, or any development involving a prospective change in, or affecting, the condition, financial or otherwise, earnings, affairs or business of the Company or the Seller whether or not arising in the ordinary course of business, which in the Underwriter's judgment would materially impair the market for, or the investment quality of, the Certificates, or (ii) if there has occurred any material adverse change in the financial markets in the United States or if there has occurred any outbreak of hostilities or other calamity or crisis the effect of which on the financial markets of the United States is such as to make it, in the Underwriter's judgment, impracticable to market the Certificates or enforce contracts for the sale of the Certificates, or (iii) if trading generally on either the New York Stock Exchange or the American Stock Exchange has been suspended, or minimum or maximum prices for securities have been required, by either of said exchanges or by order of the Commission or any other governmental authority, or if a banking moratorium has been declared by either Federal, Minnesota, Delaware or New York authorities. In the event of any such termination, (A) the covenants set forth in Section 4 with respect to any offering of the Certificates shall remain in effect so long as the Underwriter owns any such Certificates purchased from the Company or the Seller pursuant to the Terms Agreement and (B) the covenant set forth in Section 3(c), the provisions of Section 7, the indemnity agreement set forth in Section 8, and the contribution provisions set forth in Section 9, and the provisions of Sections 10 and 13 shall remain in effect.

         SECTION 12. Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Underwriter shall be directed to the address set forth on the first page hereof. Notices to the Company shall be directed to Conseco Finance Corp., 1100 Landmark Towers, 345 St. Peter Street, Saint Paul, Minnesota 55102-1639, attention of the Secretary, with a copy to the Treasurer. Notices to the Seller shall be directed to Conseco Finance Securitizations Corp., 1100 Landmark Towers, 345 St. Peter Street, Saint Paul, Minnesota 55102-1639, attention of the Secretary, with a copy to the Treasurer.

         SECTION 13. Parties. This Agreement shall inure to the benefit of and be binding upon each Underwriter, the Company and the Seller and the Terms Agreement shall inure to the benefit of and be binding upon each Underwriter, the Company and the Seller. Nothing expressed or mentioned in this Agreement or the Terms Agreement is intended or shall be construed to give any person, firm or corporation, other than the parties hereto or thereto and their respective successors and the controlling persons and officers and directors referred to in Sections 9 and 10 and their heirs and legal representatives any legal or equitable right, remedy or claim under or with respect to this Agreement or the Terms Agreement or any provision herein or therein contained. This Agreement and the Terms Agreement and all conditions and provisions hereof or thereof are intended to be for the sole and exclusive benefit of the parties and their respective successors and said controlling persons and officers and directors and their heirs and legal representatives (to the extent of their rights as specified herein and therein) and for the benefit of no other person, firm or corporation. No purchaser of the Certificates from the Underwriter shall be deemed to be a successor by reason merely of such purchase.

         SECTION 14. Governing Law and Time. This Agreement and the Terms Agreement shall be governed by the laws of the State of New York. Specified times of day refer to New York City time.

         SECTION 15. Counterparts. This Agreement and the Terms Agreement may be executed in counterparts, each of which shall constitute an original of any party whose signature appears on it, and all of which shall together constitute a single instrument.


         If the foregoing is in accordance with your understanding of our agreement, please sign and return to us a counterpart hereof, whereupon this instrument along with all counterparts will become a binding agreement between you, the Company and the Seller in accordance with its terms.

                                     Very truly yours,

                                     CONSECO FINANCE CORP.


                                     By:
                                           -----------------------------------
                                     Name:
                                     Title:


                                     CONSECO FINANCE
                                     SECURITIZATIONS CORP.


                                     By:
                                           -----------------------------------
                                     Name:
                                     Title:



[UNDERWRITER]


By:
      ----------------------------
Name:
      ----------------------------
Title:
      ----------------------------

                                   SCHEDULE I

                                  UNDERWRITING

         The Underwriter has agreed, subject to the terms and conditions of the Underwriting Agreement, to purchase from the Company and the Seller the principal amounts of the Certificates set forth opposite their names below.


---------------------------- -------------------------- -------------------------- --------------------------
Underwriter                  Principal Amount of        Principal Amount of        Principal Amount of
                             Certificates               Certificates               Certificates
---------------------------- -------------------------- -------------------------- --------------------------
[UNDERWRITER]                   $                          $                          $
---------------------------- -------------------------- -------------------------- --------------------------

                                    EXHIBIT A

                  CONSECO FINANCE SECURITIZATIONS CORP., SELLER
                         CONSECO FINANCE CORP., SERVICER
                 Certificates for Home Improvement Loans Conseco
                   Finance Home Improvement Loan Trust 2000-__
                  [Class A-1, Class A-2, Class A-3, Class A-4,
                  Class A-5, Class M-1, Class M-2 and Class B-1


                                 TERMS AGREEMENT


                                                         Dated:

To: Conseco Finance Corp. (the "Company") and Conseco Finance Securitizations Corp. (the "Seller"

From: Credit Suisse First Boston Corporation (the "Underwriter") under the Underwriting Agreement (the "Underwriting Agreement"), dated ____________, 2000

Re:      Certificates for Home Improvement Loans
         Conseco Finance Home Improvement Loan Trust 2000-__

Series Designation:  Certificates for Home Improvement Loans
                     Conseco Finance Home Improvement Loan Trust 2000-__, [Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class M-1, Class M-2 and Class B-1]


Terms of the Certificates:

CLASS            PRINCIPAL AMOUNT          PASS-THROUGH RATE





[* Approximate. Subject to permitted variance of plus or minus 5%.]

Certificate Ratings:

         The Class A-1, Class A-2, Class A-3, Class A-4 and Class A-5 Certificates shall be assigned a rating not lower than "AAA" by Standard and Poor's Rating Services ("S&P") and Fitch IBCA, Inc. ("Fitch"), the Class M-1 Certificates shall be assigned a rating not lower than "AA" by S&P and Fitch, the Class M-2 Certificates shall be assigned a rating not lower than "A" by S&P and Fitch, and the Class B-1 Certificates shall be assigned a rating not lower than "BBB"by S&P and Fitch and not lower than "Baa2" by Moody's Investors Service, Inc.

REMIC Election:

         The Company intends to elect to cause the Trust (excluding the Pre-Funding Account and the Capitalized Interest Account) to be treated as a REMIC.

Servicer:

         Conseco Finance Corp. (in such capacity, the "Servicer").

Seller:

         Conseco Finance Securitizations Corp. (in such capacity, the "Seller").

Trust:

         The Trust shall include fixed-rate closed-end home improvement loans (the "Loans") conveyed by the Seller and listed as an Exhibit to the Pooling and Servicing Agreement.

         The Trust shall include (i) the Loans, including all rights to receive payments on the Loans after the Cut-off Date, (ii) the amounts held from time to time in an interest bearing trust account (the "Certificate Account") maintained by the Trustee pursuant to the Pooling and Servicing Agreement and (iii) all liens on the related real estate.

Credit Enhancement:

         Subordination of the Class M-1, Class M-2, Class B-1 and Class B-2 Certificates to the Class A Certificates. Subordination of the Class M-2, Class B-1 and Class B-2 Certificates to the Class M-1 Certificates. Subordination of the Class B-1 and Class B-2 Certificates to the Class M-2 Certificates. Subordination of the Class B-2 Certificates to the Class B-1 Certificates.

Payment Dates:

         The 15th day (or if such day is not a business day, the next succeeding business day) of each month commencing in [MONTH] 2000.

Purchase Price:

         Subject to the terms of the following paragraph, the purchase price payable by the Underwriter for each Class of Certificates is:

         % of the principal amount of the Class A-1 Certificates;

         % of the principal amount of the Class A-2 Certificates;

         % of the principal amount of the Class A-3 Certificates;

         % of the principal amount of the Class A-4 Certificates;

         % of the principal amount of the Class A-5 Certificates;

         % of the principal amount of the Class M-1 Certificates;

         % of the principal amount of the Class M-2 Certificates; and

         % of the principal amount of the Class B-1 Certificates.

         Payment of the purchase price shall be in immediately available Federal funds wired to such bank as may be designated by the Seller.

Underwriting Commission:

         Notwithstanding anything to the contrary in the Underwriting Agreement, no additional underwriting commission shall be payable by the Company to the Underwriter in connection with the purchase of the Certificates.

         Public Offering price and/or method of determining price at which the Underwriter will sell the Certificates:

Class A-1 Certificates                                                   %
Class A-2 Certificates                                                   %
Class A-3 Certificates                                                   %
Class A-4 Certificates                                                   %
Class A-5 Certificates                                                   %
Class M-1 Certificates                                                   %
Class M-2 Certificates                                                   %
Class B-1 Certificates                                                   %

Closing Date and Location:

On or about [DATE], 2000, offices of [COUNSEL NAME/ADDRESS] Minneapolis, Minnesota 55402.

         IN WITNESS WHEREOF, the Company, the Seller and the Underwriter have caused their names to be signed by their respective officers thereunto duly authorized as of the date first above written.


                                      [UNDERWRITER]

                                      By:
                                            ----------------------------------
                                      Name:
                                            ----------------------------------
                                      Title:
                                            ----------------------------------


ACCEPTED AND AGREED TO:

CONSECO FINANCE CORP.

By:
      --------------------------------
Name:
      --------------------------------
Title:
      --------------------------------


CONSECO FINANCE SECURITIZATIONS CORP.

By:
      --------------------------------
Name:
      --------------------------------
Title:
      --------------------------------

                                      A-5